UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




          Date of Report (Date of earliest reported) September 23, 2002
                                                     ------------------


                       MidAmerican Energy Holdings Company
             (Exact name of registrant as specified in its charter)


              Iowa                       0-25551                94-2213782
-------------------------------       -------------        --------------------
(State or other jurisdiction           (Commission            (IRS Employer
    of incorporation)                  File Number)         Identification No.)


666 Grand Avenue, Des Moines, Iowa                                50309
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (515) 242-4300
                                                     --------------


                                       N/A
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.       OTHER EVENTS.

MidAmerican Energy Holdings Company (the "Company") announced on September 23, 2002 that, subject to market and other conditions, it intends to offer an aggregate of approximately $600 million of senior notes. The Company intends to make the offering by means of an offering circular to qualified institutional buyers pursuant to Rule 144A and to certain persons in offshore transactions pursuant to Regulation S under the Securities Act of 1933, as amended. The offering is expected to close in October. A copy of a press release announcing the intended offering is attached as Exhibit 99.1.

Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Company to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements. In connection with the safe harbor provisions of the Reform Act, the Company has identified important factors that could cause actual results to differ materially from such expectations, including development uncertainty, operating uncertainty, acquisition uncertainty, uncertainties relating to doing business outside of the United States, uncertainties relating to geothermal resources, the financial condition of and relationships with customers and suppliers, the availability and price of fuel and other inputs, uncertainties relating to domestic and international economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, environmental policies, industry deregulation and competition. Reference is made to all of the Company's Securities and Exchange Commission filings, including the Company's Report on Form 8-K dated March 26, 1999, incorporated herein by reference, for a description of such factors. The Company assumes no responsibility to update forward-looking information contained herein.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 - Press Release dated September 23, 2002




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MIDAMERICAN ENERGY HOLDINGS COMPANY



                                    /s/  Paul J. Leighton
                                    -------------------------------------------
                                    Paul J. Leighton
                                    Vice President, Assistant General Counsel
                                    and Assistant Secretary


Date:  September 23, 2002














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                                 EXHIBITS INDEX

            Exhibit
            Number         Exhibit

          99.1             Press Release dated September 23, 2002

                                                                   Exhibit 99.1
FOR IMMEDIATE RELEASE
For more information, contact:
Kevin Waetke, Director of Corporate Communications            (515) 281-2785

                      MidAmerican Energy Holdings Company
                      To Offer $600 Million of Senior Notes

Des Moines, Iowa - Sept. 23, 2002 - MidAmerican Energy Holdings Company announced today that, subject to market and other conditions, it intends to offer an aggregate of approximately $600 million of senior notes. The company intends to make the offering by means of an offering circular to qualified institutional buyers pursuant to Rule 144A and to certain persons in offshore transactions pursuant to Regulation S under the Securities Act of 1933, as amended (the "Securities Act"). The offering is expected to close in October 2002.

The notes will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the Securities Act's registration requirements. This press release does not constitute an offer to sell or the solicitation of an offer to buy the notes.

MidAmerican Energy Holdings Company is based in Des Moines, Iowa, and is a privately owned global provider of energy services. Through its energy-related business platforms - MidAmerican Energy, Northern Natural Gas, Kern River Gas Transmission, Northern Electric and Yorkshire Electricity, CalEnergy Generation
- Domestic and CalEnergy Generation - Foreign - MidAmerican provides electric and natural gas service to more than 5 million customers worldwide. Information on MidAmerican is available on the Internet at www.midamerican.com. Information on HomeServices, the company's wholly owned residential real estate brokerage business, is available on the Internet at www.homeservices.com.